UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-08426

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  June 30, 2007

Date of reporting period:    December 31, 2006

ITEM 1.  REPORTS TO STOCKHOLDERS.

AllianceBernstein International
Growth Fund

December 31, 2006

SEMI-ANNUAL REPORT

     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.


February 22, 2007

Semi-Annual Report
This report provides management's discussion of fund performance for AllianceBernstein International Growth Fund (the "Fund") for the semi-annual reporting period ended December 31, 2006.

Investment Objective and Policies
This open-end Fund's investment objective is long-term growth of capital. The Fund invests primarily in an international portfolio of equity securities of companies located in both developed and emerging countries. The Fund's portfolio normally consists of approximately 100-130 stocks. The Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Fund's investments include companies that are established as a result of privatizations of state enterprises.

Investment Results
The table on page 4 provides the performance results for the Fund and its benchmarks, the Morgan Stanley Capital International (MSCI) All Country (AC) World (ex-U.S.) Index and the MSCI World (ex-U.S.) Index for the six- and 12-month periods ended December 31, 2006.

Over the six-month period ended December 31, 2006, the Fund outperformed its benchmarks. Stock selection was the primary contributor to positive investment results, while sector selection made a moderately positive contribution to the relative return. Looking first at stock selection, holdings in Asia (with the exception of Japan), Europe and Latin America made significant contributions to the Fund's performance. Several telecommunication holdings were among the key contributors to performance, including a number of emerging-market cellular operators. European utility companies held by the Fund also made notable contributions. In terms of sector selection, the Fund's relative underweight position in Japan had a positive impact on the Fund's relative return, as did its relative overweight position within emerging markets. Cash holdings, which were higher than usual, had a negative impact on the investment results.

Over the 12-month period ended December 31, 2006, the Fund underperformed its benchmarks, principally due to the negative relative impact of cash balances held by the Fund. Again, consistent cash inflows resulted in cash balances that were larger than usual. As a result, the Fund's portfolio was regularly rebalanced and associated transaction fees were incurred. Also, cash balances were typically held in the U.S. Dollar, which, overall, was weak relative to other international currencies over both the six- and 12-month periods. The Fund's European stock selection detracted from performance, but was largely offset by solid stock selection results in the other geographical regions.

Market Review and Investment Strategy
Despite bouts of investor anxiety--first regarding inflation, then regarding the outlook that economic growth would decline--the 12-month period ended December 31, 2006 was another

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 1


year in which international equity markets posted strong positive returns. During the period under review, and following reserved U.S. economic expansion, the global economy entered a relatively moderate and stable phase in which growth began to slow. Emerging-market economies continued to provide powerful support for growth, although there were signs of moderation in some emerging-market economies, such as China. Japan and Europe experienced notable revitalization in their respective economic performances. Corporate earnings remained strong, and positive-earnings were a surprising and widespread feature of the market. Mergers and acquisitions also helped to strengthen equity markets, as strong corporate cash flow and global liquidity levels prompted corporate and private equity activity. Even as the strength in energy and commodity prices continued to exert some inflationary pressure on the global economy, efforts by central banks to keep inflation under control seemed to be successful.

The European markets, boosted by improved economic data and strong corporate earnings, were among the strongest performers during the 12-month period. In contrast, the Japanese market was the weakest relative performer: it failed to match the strong performance it posted in 2005. Emerging markets continued to generate strong returns, most notably Latin America, which was bolstered by impressive economic performance and supportive election results. The Eastern Europe, Middle East and Africa (EMEA) region was a relative laggard compared to its emerging-market peers. Countries within the region with account deficits, such as Turkey and South Africa, experienced currency pressure. Overall, emerging-market returns were particularly strong in the second half of 2006, recovering from a correction witnessed in the middle part of the year that was catalyzed by a temporary rise in global risk aversion.

Sectors that posted relatively strong returns for the 12-month period ended December 31, 2006 included utilities, which was bolstered by strong mergers and acquisitions activity, and materials, which was driven by strong commodity prices. Traditional growth sectors, including technology and health care, were the weakest performers, as investors failed to reward the potential future earnings power of companies within these sectors with any premium.

The Fund's overall investment strategy remains intact, and the Fund continues to focus on research-driven stock selection. The Fund's International Growth Portfolio Oversight Group (the "Group") continues to place emphasis on companies whose future growth rates the Group expects will exceed the market's expectations. The Fund remains well-diversified, with strong representation in both developed and emerging markets, and in a wide array of economic sectors.

2 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance
The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure
Neither the unmanaged Morgan Stanley Capital International (MSCI) World (ex-U.S.) Index (net) nor the unmanaged MSCI All Country (AC) World (ex-U.S.) Index (net) reflects fees and expenses associated with the active management of a mutual fund portfolio. The MSCI AC World (ex-U.S.) Index (net) is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance in 22 developed market countries, excluding the U.S. The MSCI World (ex-U.S.) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance in 22 developed market countries, excluding the U.S. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

The MSCI World (ex-U.S.) Index and the MSCI AC World (ex-U.S.) Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment (the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident individuals (Luxembourg holding companies) who do not benefit from double taxation treaties).

A Word About Risk
Substantially all of the Fund's assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. If a growth stock company should fail to meet these high earnings expectations, the price of these stocks can be severely negatively affected. The Fund may invest in securities of emerging market nations. These investments have additional risks, such as those presented by illiquid securities or thinly traded markets, company management risk, heightened political instability and currency volatility. Accounting standards and market regulations in emerging market nations are not the same as those in the U.S. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)

THE FUND VS. ITS BENCHMARKS                              Returns
PERIODS ENDED DECEMBER 31, 2006                  6 Months       12 Months
                                                 --------       ---------
AllianceBernstein International Growth Fund
  Class A                                          17.14%         25.04%
  Class B                                          16.73%         24.11%
  Class C                                          16.71%         24.16%
  Advisor Class*                                   17.27%         25.42%
  Class R*                                         17.00%         24.68%
  Class K*                                         17.10%         24.99%
  Class I*                                         17.32%         25.53%
MSCI All Country (AC) World (ex-U.S.) Index        15.48%         26.65%
MSCI World (ex-U.S.) Index                         14.22%         25.71%


* Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.


See Historical Performance and Benchmark Disclosures on previous page.

(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND


HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2006

                     NAV Returns          SEC Returns

Class A Shares
1 Year                 25.04%               19.76%
5 Years                20.29%               19.24%
10 Years               11.49%               11.01%

Class B Shares
1 Year                 24.11%               20.11%
5 Years                19.39%               19.39%
10 Years(a)            10.83%               10.83%

Class C Shares
1 Year                 24.16%               23.16%
5 Years                19.42%               19.42%
10 Years               10.68%               10.68%

Advisor Class Shares+
1 Year                 25.42%               25.42%
5 Years                20.70%               20.70%
10 Years               11.83%               11.83%

Class R Shares+
1 Year                 24.68%               24.68%
Since Inception*       21.20%               21.20%

Class K Shares+
1 Year                 24.99%               24.99%
Since Inception*       21.49%               21.49%

Class I Shares+
1 Year                 25.53%               25.53%
Since Inception*       21.89%               21.89%




(a)  Assumes conversion of Class B shares into Class A shares after eight years.

*    Inception Date: 3/1/05 for Class R, Class K and Class I shares.

+    These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R shares, Class K shares and Class I shares are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 5


HISTORICAL PERFORMANCE
(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2006)

Class A Shares
1 Year                                      19.76%
5 Years                                     19.24%
10 Years                                    11.01%

Class B Shares
1 Year                                      20.11%
5 Years                                     19.39%
10 Years(a)                                 10.83%

Class C Shares
1 Year                                      23.16%
5 Years                                     19.42%
10 Years                                    10.68%

Advisor Class Shares+
1 Year                                      25.42%
5 Years                                     20.70%
10 Years                                    11.83%

Class R Shares+
1 Year                                      24.68%
Since Inception*                            21.20%

Class K Shares+
1 Year                                      24.99%
Since Inception*                            21.49%

Class I Shares+
1 Year                                      25.53%
Since Inception*                            21.89%




(a)  Assumes conversion of Class B shares into Class A shares after eight years.

*    Inception date: 3/1/05 for Class R, Class K and Class I shares.

+    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R shares, Class K shares and Class I shares are listed above.

See Historical Performance disclosures on page 3.


6 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND


FUND EXPENSES


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                    Beginning                      Ending
                  Account Value                Account Value                      Expenses Paid
                  July 1, 2006                December 31, 2006                   During Period*
              ----------------------       ------------------------           -----------------------
              Actual    Hypothetical        Actual     Hypothetical**         Actual     Hypothetical
              -----     ------------       --------     -----------           ------     ------------
Class A       $1,000       $1,000          $1,171.40    $1,018.75             $ 7.01       $ 6.51
Class B       $1,000       $1,000          $1,167.33    $1,015.07             $10.98       $10.21
Class C       $1,000       $1,000          $1,167.08    $1,015.17             $10.87       $10.11
Advisor
Class         $1,000       $1,000          $1,172.69    $1,020.21             $ 5.42       $ 5.04
Class R       $1,000       $1,000          $1,170.04    $1,017.19             $ 8.70       $ 8.08
Class K       $1,000       $1,000          $1,171.01    $1,019.06             $ 6.68       $ 6.21
Class I       $1,000       $1,000          $1,173.24    $1,020.52             $ 5.09       $ 4.74


* Expenses are equal to the classes' annualized expense ratios of 1.28%, 2.01%, 1.99%, 0.99%, 1.59%, 1.22% and 0.93%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**  Assumes 5% return before expenses.


ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 7


PORTFOLIO SUMMARY
December 31, 2006 (unaudited)

PORTFOLIO STATISTICS
Net Assets ($mil): $1,805.3

[PIE CHART OMITTED]

SECTOR BREAKDOWN*

o  27.7%  Finance
o  17.4%  Consumer Services
o   8.9%  Consumer Staples
o   7.7%  Health Care
o   7.1%  Energy
o   6.8%  Consumer Manufacturing
o   5.0%  Technology
o   5.0%  Basic Industry
o   3.5%  Utilities
o   2.2%  Transportation
o   1.8%  Capital Goods
o   1.1%  Multi Industry Companies
o   1.0%  Aerospace & Defense

o   4.8%  Short-Term

[PIE CHART OMITTED]

COUNTRY BREAKDOWN*
o  14.5%  Japan
o   9.6%  Switzerland
o   8.6%  France
o   8.4%  United Kingdom
o   7.0%  Italy
o   4.8%  Brazil
o   4.4%  China
o   3.7%  Germany
o   3.7%  Ireland
o   3.6%  South Africa
o   3.0%  Spain
o   2.5%  Mexico
o  21.4%  Other

o   4.8%  Short-Term




* All data are as of December 31, 2006. The Fund's country and sector breakdowns are expressed as a percentage of total investments and may vary over time. "Other" country weightings represent less than 2.5% weightings in the following countries: Australia, Austria, Chile, Egypt, Finland, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Luxembourg, Netherlands, Norway, Russia, South Korea, Taiwan and Turkey.

Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of this report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


8 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND


TEN LARGEST HOLDINGS
December 31, 2006 (unaudited)


                                                                 Percent of
Company                                 U.S. $ Value             Net Assets
-------------------------------------------------------------------------------
Credit Suisse Group                      $48,011,881                 2.7%
ENI SpA                                   46,745,256                 2.6
Mitsubishi UFJ Financial Group, Inc.      46,546,555                 2.6
Nomura Holdings, Inc.                     43,977,514                 2.4
Toyota Motor Corp.                        42,853,359                 2.4
Banco Bilbao Vizcaya Argentaria, SA       38,890,791                 2.1
ING Groep NV                              34,169,218                 1.9
Vinci, SA                                 33,223,079                 1.8
UniCredito Italiano SpA                   30,820,901                 1.7
Industrial & Commercial Bank of China-
  Class H                                 30,354,666                 1.7
                                        $395,593,220                21.9%




ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 9


PORTFOLIO OF INVESTMENTS
December 31, 2006 (unaudited)


Company                                         Shares      U.S. $ Value
-------------------------------------------------------------------------------
COMMON & PREFERRED STOCKS-94.8%

Finance-27.6%
Banking - Money Center-11.8%
Anglo Irish Bank Corp. PLC                      694,704      $14,302,952
Banco Bilbao Vizcaya Argentaria SA            1,618,725       38,890,791
Banco Santander Chile, SA (ADR)                  92,600        4,459,616
Bank Central Asia Tbk PT                     15,569,000        9,018,281
Bank Hapoalim BM                              1,440,300        6,720,922
BNP Paribas SA                                  266,149       28,953,982
Commerzbank AG                                  422,154       15,908,115
Credit Suisse Group                             688,659       48,011,881
Mitsubishi UFJ Financial Group, Inc.              3,752       46,546,555
                                                            ------------
                                                             212,813,095
Banking - Regional-6.4%
Allied Irish Banks PLC                          785,264       23,428,749
Industrial & Commercial Bank of
  China-Class H(a)                           48,682,000       30,354,666

Macquarie Bank Ltd.                             278,200       17,291,740
Turkiye Is Bankasi-Class C                    3,168,192       14,349,190
UniCredito Italiano SpA                       3,525,706       30,820,901
                                                             ------------
                                                             116,245,246

Brokerage & Money Management-2.4%
Nomura Holdings, Inc.                         2,331,200       43,977,514

Insurance-2.8%
ING Groep NV                                    773,262       34,169,218
Swiss Reinsurance                               191,590       16,237,429
                                                             ------------
                                                              50,406,647

Real Estate-0.4%
Urbi Desarrollos Urbanos SA de C.V(a)         1,857,100        6,704,332

Miscellaneous-3.8%
3i Group PLC                                    889,413       17,536,261
FirstRand Ltd.                                5,794,005       18,281,653
Investimentos Itau, SA pfd                    5,164,870       26,398,493
ORIX Corp.                                       20,890        6,057,935
                                                             ------------
                                                              68,274,342
                                                             ------------
                                                             498,421,176

Consumer Services-17.4%
Advertising-0.5%
WPP Group PLC                                   672,176        9,071,230

Airlines-1.2%
B.W.I.A. International Airways Ltd.(a)(b)     2,727,272                3
easyJet PLC(a)                                1,178,916       14,114,669
Gol Linhas Aereas Inteligentes SA (ADR)         241,400        6,920,938
                                                             ------------
                                                              21,035,610




10 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND


Company                                         Shares      U.S. $ Value
-------------------------------------------------------------------------------
Apparel-1.0%
Geox SpA                                      1,216,303      $18,819,815

Broadcasting & Cable-2.2%
Grupo Televisa, SA (ADR)                        314,400        8,491,944
SES FDR                                         522,858        9,291,800
Societe Television Francaise 1                  611,092       22,646,348
                                                             ------------
                                                              40,430,092

Cellular Communications-5.8%
America Movil SA de CV Series L (ADR)           513,918       23,239,372
Bharti Tele-Ventures(a)                         786,302       11,194,053
China Mobile Ltd.(a)                          2,368,000       20,412,055
MTN Group Ltd.                                  945,195       11,464,929
Orascom Telecom Holding SAE (GDR)(c)            217,049       14,325,234
Turkcell Iletisim Hizmet AS                   1,605,207        7,867,384
Vimpel-Communications (ADR)(a)                  207,200       16,358,440
                                                             ------------
                                                             104,861,467

Entertainment & Leisure-1.6%
OPAP, SA                                        732,261       28,278,211

Miscellaneous-1.0%
Capita Group PLC                              1,454,153       17,241,980

Printing & Publishing-1.0%
Naspers Ltd.-Class N                            719,685       17,059,539

Restaurants & Lodging-1.5%
Accor, SA                                       357,925       27,676,916

Retail - General Merchandise-1.6%
Esprit Holdings Ltd.                          1,867,000       20,795,509
GOME Electrical Appliances Holdings Ltd.     11,017,000        8,630,972
                                                             ------------
                                                              29,426,481

                                                             ------------
                                                             313,901,341

Consumer Staples-8.9%
Beverages-2.9%
Fomento Economico Mexicano SA de CV
(ADR)                                            52,600        6,088,976
Pernod-Ricard, SA                                94,384       21,638,321
SABMiller PLC                                 1,049,087       24,088,370
                                                             ------------
                                                              51,815,667

Food-1.7%
Nestle, SA                                       85,306       30,258,651

Retail - Food & Drug-0.6%
Carrefour SA(a)                                 180,363       10,916,414


ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 11


Company                                         Shares      U.S. $ Value
-------------------------------------------------------------------------------
Tobacco-3.0%
Altadis SA                                      187,093       $9,774,391
British American Tobacco PLC                    646,285       18,096,984
Japan Tobacco, Inc.                               5,638       27,251,015
                                                             ------------
                                                              55,122,390

Miscellaneous-0.7%
Lotte Shopping Co. Ltd.                          31,223       12,985,251
                                                             ------------
                                                             161,098,373

Health Care-7.6%
Drugs-6.9%
Chugai Pharmaceutical Co. Ltd.                  848,500       17,468,707
CSL Ltd.                                        446,232       22,967,086
Merck KGaA(a)                                   170,461       17,690,817
Novartis AG                                     384,442       22,084,765
Richter Gedeon Nyrt.                             30,831        7,017,982
Roche Holding AG                                106,264       19,012,073
Sanofi-Aventis                                  100,732        9,287,592
Teva Pharmaceutical Industries Ltd. (ADR)       299,595        9,311,413
                                                             ------------
                                                             124,840,435

Medical Products-0.7%
Nobel Biocare Holding AG(a)                      44,546       13,139,597
                                                             ------------
                                                             137,980,032

Energy-7.0%
Domestic Integrated-0.4%
MOL Hungarian Oil and Gas Nyrt.(a)               66,957        7,572,857

International-4.6%
ENI SpA                                       1,389,769       46,745,256
LUKOIL (ADR)                                    144,969       12,645,356
Petroleo Brasileiro SA (ADR)                    260,900       24,201,084
                                                             ------------
                                                              83,591,696

Oil Service-2.0%
PetroChina Co., Ltd.-Class H                  6,694,000        9,434,407
Statoil ASA                                   1,012,889       26,669,803
                                                             ------------
                                                              36,104,210
                                                             ------------
                                                             127,268,763

Consumer Manufacturing-6.8%
Auto & Related-3.4%
Denso Corp.                                     316,400       12,545,507
Tata Motors Ltd.                                287,069        5,829,361
Toyota Motor Corp.                              640,300       42,853,359
                                                             ------------
                                                              61,228,227

Building & Related-3.4%
CRH PLC                                         681,402       28,332,509
Vinci, SA                                       260,671       33,223,079
                                                             ------------
                                                              61,555,588
                                                             ------------
                                                             122,783,815




12 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND



Company                                         Shares      U.S. $ Value
-------------------------------------------------------------------------------
Basic Industry-5.0%
Gold-0.5%
Gold Fields Ltd.                                461,670       $8,673,853

Mining & Metals-3.3%
China Shenhua Energy Co. Ltd.-Class H         7,429,000       17,859,667
Cia Vale do Rio Doce (ADR)                      390,900       11,625,366
Cia Vale do Rio Doce (Sponsored ADR)            426,100       11,185,125
Mechel (ADR)                                    172,400        4,392,752
Rio Tinto PLC                                   279,209       14,797,127
                                                             ------------
                                                              59,860,037

Miscellaneous-1.2%
RWE AG(a)                                       199,646       21,884,691
                                                             ------------
                                                              90,418,581

Technology-4.9%
Computer Hardware/Storage-0.4%
NEC Corp.                                     1,559,000        7,475,675

Computer Peripherals-0.2%
High Tech Computer Corp.                        194,000        3,826,406

Computer Services-0.3%
Indra Sistemas SA                               236,605        5,797,571

Electronic Components-0.3%
AU Optronics Corp. (ADR)                        413,300        5,707,673

Internet Infrastructure-1.6%
Fastweb                                         507,636       28,963,073

Semiconductor Components-1.6%
Advanced Semiconductor Engineering,Inc.(a)    5,477,945        6,149,823
Novatek Microelectronics Ltd                    967,000        4,355,542
Taiwan Semiconductor Manufacturing Co.
  Ltd. (ADR)                                    878,248        9,599,251
Taiwan Semiconductor Manufacturing Co.Ltd.    3,806,255        7,814,930
                                                             ------------
                                                              27,919,546

Miscellaneous-0.5%
Hoya Corp.                                      245,900        9,584,407
                                                             ------------
                                                              89,274,351

Utilities-3.5%
Electric & Gas Utility-2.0%
Fortum Oyj                                      579,815       16,467,024
National Grid PLC                             1,299,305       18,805,538
Scottish Power PLC                                1,334           19,507
                                                             ------------
                                                              35,292,069




ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 13

                                              Shares or
                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Telephone Utility-1.5%
Hellenic Telecommunications Organization SA(a)  124,870       $3,735,763
Nippon Telegraph & Telephone Corp.                1,828        9,014,759
Telekom Austria AG(a)                           379,417       10,131,282
Telekomunikasi Indonesia Tbk PT               4,386,500        4,943,974
                                                             ------------
                                                              27,825,778
                                                             ------------
                                                              63,117,847

Transportation-2.2%
Railroad-1.5%
All America Latina Logistica(c)                 651,200        6,762,126
Central Japan Railway Co.                         1,977       20,376,322
                                                             ------------
                                                              27,138,448

Miscellaneous-0.7%
Fraport AG Frankfurt Airport Services
  Worldwide                                     166,758        11,924,492
                                                             ------------
                                                               39,062,940

Capital Goods-1.8%
Engineering & Construction-1.4%
ABB Ltd.                                      1,322,140       23,676,343
China Communications Construction Co. Ltd.-
Class H(a)                                      754,000          744,471
                                                             ------------
                                                              24,420,814

Miscellaneous-0.4%
Nitto Denko Corp.                               144,200        7,203,372
                                                             ------------
                                                              31,624,186

Multi-Industry Companies-1.1%
Multi-Industry Companies-1.1%
Barloworld Ltd.                                 424,555        9,912,458
Mitsui & Co. Ltd.                               675,000       10,114,117
                                                             ------------
                                                              20,026,575

Aerospace & Defense-1.0%
Aerospace-1.0%
BAE Systems PLC                               2,084,540       17,330,174

Total Common & Preferred Stocks
  (cost $1,370,115,953)                                    1,712,308,154

SHORT-TERM INVESTMENT-4.8%
Time Deposit-4.8%
ING Bank Grand Cayman
  5.28%, 1/02/07
  (cost $86,200,000)                            $86,200       86,200,000
                                                             ------------
Total Investments-99.6%
  (cost $1,456,315,953)                                    1,798,508,154
Other assets less liabilities-0.4%                             6,779,605
                                                             ------------
Net Assets-100.0%                                         $1,805,287,759



14 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND


(a)  Non-income producing security.

(b)  Illiquid security, valued at fair value (see Note A).

(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the aggregate market value of these securities amounted to $51,346,011 or 2.8% of net assets.

  Glossary of Terms:
  ADR - American Depositary Receipt
  GDR - Global Depositary Reciept


See notes to financial statements.


ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 15


STATEMENT OF ASSETS & LIABILITIES
December 31, 2006 (unaudited)

Assets
Investments in securities, at value (cost $1,456,315,953)       $1,798,508,154
Cash                                                                   114,503
Foreign cash, at value (cost $907,792)                                 910,990
Receivable for capital stock sold                                   10,283,195
Dividends and interest receivable                                    1,911,327
Total assets                                                     1,811,728,169
Liabilities
Payable for capital stock redeemed                                   3,488,205
Advisory fee payable                                                 1,117,278
Distribution fee payable                                               647,211
Payable for India capital gains tax                                    442,269
Custodian fee payable                                                  409,831
Transfer Agent fee payable                                              47,043
Administrative fee payable                                              17,592
Accrued expenses                                                       270,981
Total liabilities                                                    6,440,410
Net Assets                                                      $1,805,287,759
Composition of Net Assets
Capital stock, at par                                                  $97,250
Additional paid-in capital                                       1,429,491,648
Distributions in excess of net investment income                      (570,071)
Accumulated net realized gain on investment and foreign
  currency transactions                                             34,497,469
Net unrealized appreciation of investments and foreign
  currency denominated assets and liabilities                      341,771,463
                                                                $1,805,287,759


Net Asset Value Per Share--21 billion shares of capital stock authorized, $.001 par value

                               Shares          Net Asset
Class       Net Assets       Outstanding         Value
---------------------------------------------------------
A          $1,131,274,746     59,824,020         $18.91*
B            $125,789,687      7,214,557         $17.44
C            $298,006,500     17,069,205         $17.46
Advisor      $222,578,073     11,677,264         $19.06
R             $17,812,470        945,085         $18.85
K              $4,123,421        218,345         $18.88
I              $5,702,862        301,152         $18.94




* The maximum offering price per share for Class A shares was $19.75 which reflects a sales charge of 4.25%.

  See notes to financial statements.


16 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND


STATEMENT OF OPERATIONS
Six Months Ended December 31, 2006 (unaudited)

Investment Income
Dividends (net of foreign taxes withheld
of $852,061)                                 $12,156,959
Interest                                       1,834,499         $13,991,458

Expenses
Advisory fee                                   5,886,999
Distribution fee--Class A                      1,574,696
Distribution fee--Class B                        583,476
Distribution fee--Class C                      1,237,180
Distribution fee--Class R                         34,166
Distribution fee--Class K                          2,409
Transfer agency--Class A                         629,742
Transfer agency--Class B                          86,520
Transfer agency--Class C                         156,050
Transfer agency--Advisor Class                    88,108
Transfer agency--Class R                          15,696
Transfer agency--Class K                           1,100
Transfer agency--Class I                           1,140
Custodian                                        579,595
Registration                                     105,720
Printing                                          64,668
Administrative                                    49,598
Audit                                             33,196
Legal                                             31,995
Directors' fees                                   16,760
Miscellaneous                                     20,298
Total expenses                                11,199,112
Less: expense offset arrangement
(see Note B)                                     (16,448)
Net expenses                                                      11,182,664
Net investment income                                              2,808,794
Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain on:
  Investment transactions                                         46,840,462(a)
  Foreign currency transactions                                      252,246
Net change in unrealized
appreciation/depreciation of:
  Investments                                                    205,065,132
  Foreign currency denominated assets
  and liabilities                                                   (236,887)
Net gain on investment and foreign
  currency transactions                                          251,920,953
Contribution from Adviser (see Note B)                                 5,492
Net Increase in Net Assets from
Operations                                                      $254,735,239





(a)  Net of foreign capital gain taxes of $131,886.

  See notes to financial statements.


ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 17


STATEMENT OF CHANGES IN NET ASSETS

                                               Six Months
                                                    Ended
                                              December 31,          Year Ended
                                                     2006              June 30,
                                              (unaudited)                 2006
-------------------------------------------------------------------------------
Increase in Net Assets from Operations
Net investment income                          $2,808,794           $9,349,757
Net realized gain on investment and
  foreign currency transactions                47,092,708           61,098,210
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities          204,828,245           45,624,260
Contribution from Adviser                           5,492                   -0-
Net increase in net assets from
  operations                                  254,735,239          116,072,227
Dividends to Shareholders from
Net investment income
  Class A                                      (8,713,979)          (2,646,195)
  Class B                                        (427,133)             (59,506)
  Class C                                        (955,463)             (41,448)
  Advisor Class                                (1,535,108)            (204,829)
  Class R                                        (131,568)              (4,496)
  Class K                                         (30,376)                 (67)
  Class I                                         (32,759)                 (91)
Net realized gain on investment and
foreign currency transactions
  Class A                                     (42,264,075)          (3,489,438)
  Class B                                      (5,028,642)            (649,198)
  Class C                                     (11,223,425)            (452,161)
  Advisor Class                                (5,712,288)            (198,221)
  Class R                                        (629,771)              (6,499)
  Class K                                        (113,595)                 (86)
  Class I                                        (115,299)                 (85)
Capital Stock Transactions
Net increase                                  237,113,699          866,955,725
Total increase                                414,935,457          975,275,632
Net Assets
Beginning of period                         1,390,352,302          415,076,670
End of period (including
  undistributed/(distributions in excess)
  of net investment income of $(570,071)
  and $8,447,521, respectively)            $1,805,287,759       $1,390,352,302




See notes to financial statements.


18 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND


NOTES TO FINANCIAL STATEMENTS
December 31, 2006 (unaudited)

NOTE A
Significant Accounting Policies
AllianceBernstein International Growth Fund, Inc. (the "Fund"), organized as a Maryland corporation on March 16, 1994, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 19


has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management, L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation
Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

20 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND


Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions
Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions
Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 21


NOTE B
Advisory Fee and Other Transactions with Affiliates
Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund's average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of 1% of the Fund's average daily net assets. The fee is accrued daily and paid monthly. Effective May 16, 2005, the Adviser voluntarily agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis 1.65%, 2.35%, 2.35%, 1.35%, 1.85%, 1.60% and 1.35% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the six months ended December 31, 2006, there were no fees waived by the Adviser.

During the six months ended December 31, 2006, the Adviser reimbursed the Fund $5,492 for trading losses incurred due to a trade entry error.

Pursuant to the advisory agreement, the Fund paid $49,598 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended December 31, 2006.

The Fund compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $451,171 for the six months ended December 31, 2006.

For the six months ended December 31, 2006, the Fund's expenses were reduced by $16,448 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $198,029 from the sale of Class A shares and received $10,691, $84,565 and $57,167 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended December 31, 2006.

Brokerage commissions paid on investment transactions for the six months ended December 31, 2006, amounted to $1,685,823, none of which was paid to

22 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND


Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C
Distribution Services Agreement
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to the Class B and Class C shares, .50% of the Fund's average daily net assets attributable to Class R shares and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Class I and Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $6,965,825, $2,747,866, $47,166 and $12,481 for Class B, Class C, Class R and Class K shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D
Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2006, were as follows:
                                                 Purchases               Sales
-------------------------------------------------------------------------------
Investment securities (excluding
  U.S. government securities)                 $610,265,449        $452,558,516
U.S. government securities                              -0-                 -0-


The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation                                     $356,806,913
Gross unrealized depreciation                                      (14,614,712)
Net unrealized appreciation                                       $342,192,201




ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 23


Forward Currency Exchange Contracts
The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

NOTE E
Capital Stock
Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                          Shares                             Amount
                ----------------------------  ---------------------------------
               Six Months Ended              Six Months Ended
                    December 31,                  December 31,
                           2006     Year Ended           2006        Year Ended
                     (unaudited) June 30, 2006     (unaudited)    June 30, 2006
               ----------------- ------------- --------------- ----------------
Class A
Shares sold           15,489,106    41,022,603    $273,688,494    $682,746,447
Shares issued in
  reinvestment of
  dividends and
  distributions        2,335,533       336,352      41,502,420       5,099,103
Shares converted
  from Class B           266,604       774,552       4,777,001      12,512,401
Shares redeemed      (14,497,685)   (8,505,422)   (259,309,912)   (139,691,136)
Net increase           3,593,558    33,628,085     $60,658,003    $560,666,815



24 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND


                          Shares                             Amount
                ----------------------------  ---------------------------------
               Six Months Ended              Six Months Ended
                    December 31,                  December 31,
                           2006     Year Ended           2006        Year Ended
                     (unaudited) June 30, 2006     (unaudited)    June 30, 2006
               ----------------- ------------- --------------- ----------------
Class B
Shares sold              978,308     3,983,935     $15,936,632     $60,999,552
Shares issued in
  reinvestment of
  dividends and
  distributions          264,879        42,548       4,344,023         599,073
Shares converted
  to Class A            (288,928)     (836,468)     (4,777,001)    (12,512,401)
Shares redeemed         (749,805)   (1,417,974)    (12,245,902)    (21,368,013)
Net increase             204,454     1,772,041      $3,257,752     $27,718,211

Class C
Shares sold            4,022,753    12,017,169     $65,905,083    $187,403,580
Shares issued in
  reinvestment of
  dividends and
  distributions          490,588        24,920       8,055,455         351,158
Shares redeemed         (857,034)     (983,407)    (14,071,134)    (14,817,005)
Net increase           3,656,307    11,058,682     $59,889,404    $172,937,733

Advisor Class
Shares sold            6,094,963     6,392,453    $111,313,376    $106,539,577
Shares issued in
  reinvestment of
  dividends and
  distributions          261,686        11,693       4,686,804         178,439
Shares redeemed       (1,018,121)     (673,422)    (17,868,359)    (11,451,047)
Net increase           5,338,528     5,730,724     $98,131,821     $95,266,969

Class R
Shares sold              596,619       523,969     $10,370,103      $8,852,315
Shares issued in
  reinvestment of
  dividends and
  distributions           42,849           722         759,277          10,935
Shares redeemed         (106,669)     (113,122)     (1,891,840)     (1,843,493)
Net increase             532,799       411,569      $9,237,540      $7,019,757

Class K
Shares sold              181,356        45,977      $3,266,226        $786,155
Shares issued in
  reinvestment of
  dividends and
  distributions            8,115            -0-       $143,968              -0-
Shares redeemed          (15,980)       (1,840)       (290,606)        (32,363)
Net increase             173,491        44,137      $3,119,588        $753,792




ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 25

                          Shares                             Amount
                ----------------------------  ---------------------------------
               Six Months Ended              Six Months Ended
                    December 31,                  December 31,
                           2006     Year Ended           2006        Year Ended
                     (unaudited) June 30, 2006     (unaudited)    June 30, 2006
               ----------------- ------------- --------------- ----------------
Class I
Shares sold              151,899       148,208      $2,781,128      $2,624,442
Shares issued in
  reinvestment of
  dividends and
  distributions            3,141            -0-        $55,873              -0-
Shares redeemed           (1,000)       (1,806)        (17,410)        (31,994)
Net increase             154,040       146,402      $2,819,591      $2,592,448


NOTE F
Risks Involved inInvesting in the Fund
Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

The Fund's investments include securities issued by enterprises that are undergoing, or that have undergone, privatization. Privatization is a process through which the ownership and control of companies or assets in whole or in part are transferred from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. The Fund is susceptible to economic factors adversely affecting the economics of these countries. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advatageous than for local investors. There can be no assurance that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, large blocks of the stock of certain of these enterprises may be held by a small group of stockholders, after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise. In addition, these securities created through privatization may be less liquid and subject to greater volatility than securities of more developed countries.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum ex-

26 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND


posure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G
Joint Credit Facility
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the facility during the six months ended December 31, 2006.

NOTE H
Distributions to Shareholders
The tax character of distributions to be paid for the fiscal year ending June 30, 2007 will be determined at the end of the current fiscal year. The tax character of distributions paid for the year ending June 30, 2006 and June 30, 2005 were as follows:

                                        June 30,                  June 30,
                                          2006                      2005
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                      $2,956,632                 $730,733
  Long-term gain                        4,795,688                       -0-
Total taxable distributions            $7,752,320                 $730,733
Total distributions paid               $7,752,320                 $730,733



As of June 30, 2006, the components of accumulated earning/(deficit) on a tax basis were as follows:

Accumulated capital and other gains                           $48,706,327(a)
Undistributed ordinary income                                  13,346,905
Unrealized appreciation/(depreciation)                        135,829,363(b)
Total accumulated earnings/(deficit)                         $197,882,595

(a) On June 30, 2006, the Fund utilized a net capital loss carryforward of $3,737,351.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and to Passive Foreign Investment Company ("PFIC") mark-to-market gain recognition.

NOTE I
Legal Proceedings
As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 27


"market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

  (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

  (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

  (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.


28 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND


In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipu-

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 29


lation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order wih the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from

30 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND


fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 31


NOTE J
Recent Accounting Pronouncement
On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


32 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                                Class A
                                            ----------------------------------------------------------------------------
                                          Six Months
                                               Ended
                                         December 31,                              Year Ended June 30,
                                                2006     ---------------------------------------------------------------
                                         (unaudited)         2006         2005         2004         2003         2002
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $16.93       $13.72       $11.15        $8.38           $8.19        $8.76
Income From Investment
Operations
Net investment income (loss)(a)                  .04          .20          .15(b)       .05(b)(c)       .02         (.03)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                  2.81         3.22         2.46         2.76             .17         (.54)
  Contribution from Adviser                       -0-(d)       -0-          -0-          -0-             -0-          -0-
Net increase (decrease) in net
  asset value from operations                   2.85         3.42         2.61         2.81             .19         (.57)
Less: Dividends and
Distributions
Dividends from net investment
  income                                        (.15)        (.09)        (.04)        (.04)             -0-          -0-
Distributions from net realized
  gains on investment and
  foreign currency
  transactions                                  (.72)        (.12)          -0-          -0-             -0-          -0-
Total dividends and
  distributions                                 (.87)        (.21)        (.04)        (.04)             -0-          -0-
Net asset value, end of period                $18.91       $16.93       $13.72       $11.15           $8.38        $8.19
Total Return
Total investment return based
  on net asset value(e)                        17.14%       25.11%       23.44%       33.57%           2.32%       (6.51)%
Ratios/Supplemental Data
Net assets, end of period
(000's omitted)                           $1,131,275     $952,036     $310,073     $202,899        $163,406     $183,160
Ratio to average net assets of:
Expenses, net of
  waivers/reimbursement                         1.28%(f)     1.43%(g)     1.57%        1.89%           2.29%        2.10%
Expenses, before
  waivers/reimbursement                         1.28%(f)     1.43%(g)     1.61%        2.04%           2.29%        2.10%
Net investment income (loss)                     .49%(f)     1.26%(g)     1.17%(b)      .49%(b)(c)      .23%        (.40)%
Portfolio turnover rate                           30%          59%          47%          50%             29%          43%


See footnote summary on page 39.


ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 33



Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                                Class B
                                            ----------------------------------------------------------------------------
                                          Six Months
                                               Ended
                                         December 31,                              Year Ended June 30,
                                                2006     ---------------------------------------------------------------
                                         (unaudited)         2006         2005         2004         2003         2002
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period         $15.65        $12.72       $10.38        $7.84           $7.72        $8.32
Income From Investment
Operations
Net investment income (loss)(a)                (.02)          .05          .04(b)      (.03)(b)(c)     (.04)        (.09)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                 2.59          3.01         2.30         2.57             .16         (.51)
Contribution from Adviser                        -0-(d)        -0-          -0-          -0-             -0-          -0-
Net increase (decrease) in net
  asset value from operations                  2.57          3.06         2.34         2.54             .12         (.60)
Less: Dividends and
Distributions
Dividends from net investment
  income                                       (.06)         (.01)          -0-          -0-             -0-          -0-
Distributions from net realized
  gains on investment and
  foreign currency
  transactions                                 (.72)         (.12)          -0-          -0-             -0-          -0-
Total dividends and
  distributions                                (.78)         (.13)          -0-          -0-             -0-          -0-
Net asset value, end of period               $17.44        $15.65       $12.72       $10.38           $7.84        $7.72
Total Return
Total investment return based
  on net asset value(e)                       16.73%        24.18%       22.54%       32.40%           1.55%       (7.21)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                          $125,790      $109,706      $66,613      $56,959         $48,183      $65,724
Ratio to average net assets of:
Expenses, net of
  waivers/reimbursement                        2.01%(f)      2.18%(g)     2.33%        2.67%           3.08%        2.89%
Expenses, before
  waivers/reimbursement                        2.01%(f)      2.18%(g)     2.37%        2.82%           3.08%        2.89%
Net investment income (loss)                   (.23)%(f)      .33%(g)      .33%(b)     (.30)%(b)(c)    (.61)%      (1.19)%
Portfolio turnover rate                          30%           59%          47%          50%             29%          43%


See footnote summary on page 39.


34 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND



Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                                  Class C
                                            ----------------------------------------------------------------------------
                                          Six Months
                                               Ended
                                         December 31,                              Year Ended June 30,
                                                2006     ---------------------------------------------------------------
                                         (unaudited)         2006         2005         2004         2003         2002
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period         $15.67        $12.72       $10.38        $7.84           $7.72        $8.32
Income From Investment
Operations
Net investment income (loss)(a)                (.02)          .13          .06(b)      (.02)(b)(c)     (.04)        (.09)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                 2.59          2.95         2.28         2.56             .16         (.51)
Contribution from Adviser                        -0-(d)        -0-          -0-          -0-             -0-          -0-
Net increase (decrease) in net
  asset value from operations                  2.57          3.08         2.34         2.54             .12         (.60)
Less: Dividends and
Distributions
Dividends from net investment
  income                                       (.06)         (.01)          -0-          -0-             -0-          -0-
Distributions from net realized
  gains on investment
  and foreign currency
  transactions                                 (.72)         (.12)          -0-          -0-             -0-          -0-
Total dividends and
  distributions                                (.78)         (.13)          -0-          -0-             -0-          -0-
Net asset value, end of period               $17.46        $15.67       $12.72       $10.38           $7.84        $7.72
Total Return
Total investment return based
  on net asset value(e)                       16.71%        24.34%       22.54%       32.40%           1.55%       (7.21)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                          $298,007      $210,147      $29,957      $16,005         $12,092      $15,541
Ratio to average net assets of:
Expenses, net of
  waivers/reimbursement                        1.99%(f)      2.13%(g)     2.29%        2.65%           3.06%        2.85%
Expenses, before
  waivers/reimbursement                        1.99%(f)      2.13%(g)     2.33%        2.80%           3.06%        2.85%
Net investment income (loss)                   (.20)%(f)      .85%(g)      .55%(b)     (.26)%(b)(c)    (.57)%      (1.18)%
Portfolio turnover rate                          30%           59%          47%          50%             29%          43%




See footnote summary on page 39.


ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 35



Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                          Advisor Class
                                            ----------------------------------------------------------------------------
                                          Six Months
                                               Ended
                                         December 31,                              Year Ended June 30,
                                                2006     ---------------------------------------------------------------
                                         (unaudited)         2006         2005         2004         2003         2002
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $17.08       $13.82       $11.22        $8.44        $8.21        $8.76
Income From Investment
Operations
Net investment income (loss)(a)                  .07          .29          .22(b)       .13(b)(c)    .06         (.01)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                  2.82         3.21         2.45         2.72          .17         (.54)
Contribution from Adviser                         -0-(d)       -0-          -0-          -0-          -0-          -0-
Net increase (decrease) in net
  asset value from operations                   2.89         3.50         2.67         2.85          .23         (.55)
Less: Dividends and
Distributions
Dividends from net investment
  income                                        (.19)        (.12)        (.07)        (.07)          -0-          -0-
Distributions from net realized
  gains on investment and
  foreign currency
  transactions                                  (.72)        (.12)          -0-          -0-          -0-          -0-
Total dividends and
  distributions                                 (.91)        (.24)        (.07)        (.07)          -0-          -0-
Net asset value, end of period                $19.06       $17.08       $13.82       $11.22        $8.44        $8.21
Total Return
Total investment return based
  on net asset value(e)                        17.27%       25.57%       23.86%       33.81%        2.80%       (6.28)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $222,578     $108,237       $8,404       $2,817         $744         $808
Ratio to average net assets of:
Expenses, net of
  waivers/reimbursement                          .99%(f)     1.13%(g)     1.25%        1.54%        1.98%        1.80%
Expenses, before
  waivers/reimbursement                          .99%(f)     1.13%(g)     1.29%        1.69%        1.98%        1.80%
Net investment income (loss)                     .82%(f)     1.81%(g)     1.74%(b)     1.29%(b)(c)   .74%        (.18)%
Portfolio turnover rate                           30%          59%          47%          50%          29%          43%




See footnote summary on page 39.


36 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND



Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                        Class R
                                            ------------------------------------
                                          Six Months
                                               Ended                     March 1,
                                         December 31,   Year Ended    2005(h) to
                                                2006       June 30,      June 30,
                                         (unaudited)          2006          2005
                                         ------------  -----------   -----------
Net asset value, beginning of period          $16.90       $13.72       $14.08
Income From Investment Operations
Net investment income(a)                         .02          .29          .12
Net realized and unrealized gain (loss) on
  investment and foreign currency
  transactions                                  2.80         3.09         (.48)
Contribution from Adviser                         -0-(d)       -0-          -0-
Net increase (decrease) in net asset value
  from operations                               2.82         3.38         (.36)
Less: Dividends and Distributions
Dividends from net investment income            (.15)        (.08)          -0-
Distributions from net realized gains on
  investment and foreign currency
  transactions                                  (.72)        (.12)          -0-
Total dividends and distributions               (.87)        (.20)          -0-
Net asset value, end of period                $18.85       $16.90       $13.72
Total Return
Total investment return based on
  net asset value(e)                           17.00%       24.83%       (2.56) %
Ratios/Supplemental Data
Net assets, end of period (000's omitted)    $17,812       $6,969          $10
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.59%(f)     1.67%(g)     1.58%(f)
  Expenses, before waivers/reimbursements       1.59%(f)     1.67%(g)     1.58%(f)
  Net investment income                          .23%(f)     1.76%(g)     2.59%(f)
Portfolio turnover rate                           30%          59%          47%


See footnote summary on page 39.


ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 37



Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                        Class K
                                            ------------------------------------
                                          Six Months
                                               Ended                     March 1,
                                         December 31,   Year Ended    2005(h) to
                                                2006       June 30,      June 30,
                                         (unaudited)          2006          2005
                                         ------------  -----------   -----------
Net asset value, beginning of period          $16.95       $13.73       $14.08
Income From Investment Operations
Net investment income(a)                         .05          .34          .13
Net realized and unrealized gain (loss) on
  investment and foreign currency
  transactions                                  2.79         3.09         (.48)
Contribution from Adviser                         -0-(d)       -0-          -0-
Net increase (decrease) in net asset value
  from operations                               2.84         3.43         (.35)
Less: Dividends and Distributions
Dividends from net investment income            (.19)        (.09)          -0-
Distributions from net realized gains on
  investment and foreign currency
  transactions                                  (.72)        (.12)          -0-
Total dividends and distributions               (.91)        (.21)          -0-
Net asset value, end of period                $18.88       $16.95       $13.73
Total Return
Total investment return based on
  net asset value(e)                           17.10%       25.18%       (2.49) %
Ratios/Supplemental Data
Net assets, end of period (000's omitted)     $4,123         $760          $10
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.22%(f)     1.41%(g)     1.32%(f)
  Expenses, before waivers/reimbursements       1.22%(f)     1.41%(g)     1.32%(f)
  Net investment income                          .55%(f)     2.05%(g)     2.85%(f)
Portfolio turnover rate                           30%          59%          47%


See footnote summary on page 39.


38 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND



Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Financial Highlights

                                                          Class I
                                            ------------------------------------
                                          Six Months
                                               Ended                     March 1,
                                         December 31,   Year Ended    2005(h) to
                                                2006       June 30,      June 30,
                                         (unaudited)          2006          2005
                                         ------------  -----------   -----------
Net asset value, beginning of period          $16.98       $13.74       $14.08
Income From Investment Operations
Net investment income(a)                         .07          .48          .14
Net realized and unrealized gain (loss) on
  investment and foreign currency
  transactions                                  2.81         3.01         (.48)
Contribution from Adviser                         -0-(d)       -0-          -0-
Net increase (decrease) in net asset value
  from operations                               2.88         3.49         (.34)
Less: Dividends and Distributions
Dividends from net investment income            (.20)        (.13)          -0-
Distributions from net realized gains on
  investment and foreign currency
  transactions                                  (.72)        (.12)          -0-
Total dividends and distributions               (.92)        (.25)          -0-
Net asset value, end of period                $18.94       $16.98       $13.74
Total Return
Total investment return based on
  net asset value(e)                           17.32%       25.61%       (2.41)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)     $5,703       $2,497          $10
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements        .93%(f)     1.09%(g)      1.04%(f)
  Expenses, before waivers/reimbursements        .93%(f)     1.09%(g)      1.04%(f)
  Net investment income                          .83%(f)     2.81%(g)      3.13%(f)
Portfolio turnover rate                           30%          59%           47%



(a)  Based on average shares outstanding.

(b)  Net of expenses waived/reimbursed by the Adviser.

(c)  Net of expenses waived by the Transfer Agent.

(d)  Amount is less than $.005

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(f)  Annualized.

(g)  The ratio includes expenses attributable to costs of proxy solicitation.

(h)  Commencement of distributions.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 39


BOARD OF DIRECTORS

William H. Foulk, Jr.,(1) Chairman
Marc O. Mayer, President
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)
Earl D. Weiner(1)


OFFICERS(2)


Philip L. Kirstein,
Senior Vice President and Independent Compliance Officer
Edward D. Baker, III, Vice President
Gregory Eckersley, Vice President
Michael Levy, Vice President
Siobhan McManus, Vice President
Paul C. Rissman, Vice President
Robert Scheetz, Vice President
Christopher M. Toub, Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller



Custodian
Brown Brothers Harriman & Company
40 Water Street
Boston, MA 02109-3661

Principal Underwriter
AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent
AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

IndependentRegistered Public Accounting Firm
KPMG LLP
345 Park Avenue
New York, NY 10154

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004



(1) Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee.

(2) The management of, and investment decisions for, the AllianceBernstein International Growth Fund's portfolio are made by the International Growth Portfolio Oversight Group, comprised of senior members of the Global Emerging Growth Investment Team and the International Large Cap Growth Investment Team.

40 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)
The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein International Growth Fund, Inc. (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG").(2) The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

  1. Management fees charged to institutional and other clients of the Adviser for like services;

  2. Management fees charged by other mutual fund companies for like services;

  3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

  4. Profit margins of the Adviser and its affiliates from supplying such services;

  5.    Possible economies of scale as the Fund grows larger; and

  6. Nature and quality of the Adviser's services including the performance of the Fund.

1 It should be noted that the information in the fee summary was completed on June 2, 2006 and presented to the Board of Directors on June 14, 2006 in accordance with the Assurance of Discontinuance between the NYAG and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

2  Future references to the Fund do not include "AllianceBernstein."

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 41


FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS
The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.(3)

                Net Assets           Advisory Fee
                 02/28/06       Based on % of Average
Category         (million)          Daily Net Assets             Fund
-------------------------------------------------------------------------------
International     $985.4     75 bp on 1st $2.5 billion    International Growth
                             65 bp on next $2.5 billion   Fund, Inc.
                             60 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount, which the Adviser received from the Fund in the Fund's most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

                                                          As % of Average
Fund                                  Amount              Daily Net Assets
-------------------------------------------------------------------------------
International Growth Fund, Inc.       $83,901                   0.02%

The Adviser agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund's expense ratios to the amounts set forth below for the Fund's fiscal year. The waiver is terminable by the Adviser at the end of the Fund's fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. It should be noted that the Fund was operating below its expense cap as of its most recent semi-annual period; accordingly the expense limitation undertaking of the Fund was of no effect.

3 Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the NYAG.

42 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

                                       Expense Cap
                                       Pursuant to
                                         Expense
                                        Limitation           Gross         Fiscal
Fund                                   Undertaking      Expense Ratio(4)  Year End
------------------------------------------------------------------------------------
International Growth Fund, Inc.(5)    Class A-1.65%           1.47%       June 30
                                      Class B-2.35%           2.22%    (ratios as of
                                      Class C-2.35%           2.19%     December 31,
                                      Class R-1.85%           1.65%          2005)
                                      Class K-1.60%           1.46%
                                      Class I-1.35%           1.13%
                                   Adv. Class-1.35%           1.18%

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS
The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses is reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

4  Annualized.

5  The stated caps were effective on May 16, 2005.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 43


Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. It should be noted that the Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship. However, in respect to the Fund, the Adviser represented that there is no institutional product that has a substantially similar investment style as the Fund.

The AllianceBernstein Variable Products Series Fund, Inc. ("AVPS"), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers investors the option to invest in a portfolio that has a similar investment style as the Fund. The following table shows the fee schedule of such AVPS portfolio:

Fund                                       AVPS Portfolio                Fee Schedule
------------------------------------------------------------------------------------------------
International Growth Fund, Inc.    International Growth Portfolio    0.75% on first $2.5 billion
                                                                     0.65% on next $2.5 billion
                                                                     0.60% on the balance

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following "all-in" fee(6) for the Luxembourg fund that has a somewhat similar investment strategy as the Fund:

Fund                     Fee
-----------------------------
Global Growth           1.70%

The Alliance Capital Investment Trust Management mutual funds ("ACITM"), which are offered to investors in Japan, have an "all-in" fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ACITM mutual fund with a similar investment style as the Fund is as follows:


Fund                              ACITM Mutual Fund                               Fee
---------------------------------------------------------------------------------------
International Growth Fund, Inc.   Alliance Global Growth Opportunities            1.00%
                                  Alliance Global Growth Opportunities H / P(7)   1.00%
                                  Alliance Global Growth Opportunities P3(7)      0.85%
                                  Alliance Global Growth Opportunities P2(7)      0.80%

6 The "all-in" fee shown is for the class A shares of Global Growth. This includes a fee for investment advisory services and a separate fee for distribution related services.

7  This ACITM fund is privately placed or institutional.

44 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND


The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES. Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(8)

At the request of the Senior Officer, independent counsel for the Independent Directors and the Adviser, Lipper provided supplemental information (shown in bold and italicized), which compared the Fund's management fee against it's peers within an expanded Lipper Expense Group.(9) The expanded Lipper Expense Group of the Fund has peers which have a similar size, load type and 12b-1 service/non 12b-1 service fee; the difference between a "normal" and expanded Lipper Expense Group is that the peers of the expanded group, which invest in international equity securities, can either be large cap or multi-cap and have an investment style of value or core (blend).(10)

                                     Effective    Lipper
                                     Management   Group
Fund                                   Fee(11)    Median     Rank
-------------------------------------------------------------------
International Growth Fund, Inc.         0.750     0.976       1/6
                                        0.750     1.056      4/17

8 The effective management fee is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group.

9 For a "normal" Lipper Expense Group, Lipper uses the following criteria in screening funds to be included in the Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

10 The Fund's Lipper investment classification/objective is International Multi-Cap Core ("IMLC'). The Fund's expanded Lipper Expense Group, including the Fund, consists of 8 funds with the investment classification/objective of IMLC, 7 funds of International Large-Cap Core ("ILCC") and 2 funds of International Multi-Cap Value ("IMLV").

11 The effective management fee rate for the Fund does not reflect the aforementioned payments made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the effective management fee does not reflect any waivers or expense reimbursements for expense caps that effectively reduce the contractual fee rate.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 45


Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(12) and Lipper Expense Universe.(13) Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objective with a similar load type as the subject Fund. The result of that analysis is set forth below. Supplemental Lipper information for the Fund is also provided (shown in bold and italicized).(14)

                          Expense      Lipper   Lipper    Lipper       Lipper
                           Ratio       Group     Group   Universe     Universe
Fund                      (%)(15)    Median (%)   Rank    Median (%)    Rank
-------------------------------------------------------------------------------
International Growth       1.571      1.676        2/6     1.640       14/40
Fund, Inc.                 1.571      1.571        9/17     N/A         N/A

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. The Adviser's profitability from providing investment advisory services to the Fund increased during calendar year 2005 relative to 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this

12 Lipper uses the following criteria in screening funds to be included in the Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

13 Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

14  See footnote 10.

15  The total expense ratio shown is for the Fund's Class A shares.

46 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND


type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Fund's principal underwriter. ABI and the Adviser have disclosed in the Fund's prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.(16)

After payments to third party intermediaries, ABI retained the following amounts for Class A front-end load sales charges from sales of the Fund's Class A shares during the Fund's most recently completed fiscal year:

Fund                                         Amount Received
-------------------------------------------------------------
International Growth Fund, Inc.                   $18,862

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Fund during the Fund's most recent fiscal year:

Fund                                12b-1 Fees Received      CDSC Received
-------------------------------------------------------------------------------
International Growth Fund, Inc.          $1,580,827             $61,083

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. ("ABIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS' after-tax profitability increased in

16 ABI currently inserts the "Advance" in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an "independent mailing" would cost.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 47


2005 in comparison to 2004. ABIS received the following fee from the Fund in the most recent fiscal year:

Fund                                     ABIS Fee(17)
-----------------------------------------------------
International Growth Fund, Inc.             $449,396

The Fund may effect brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB") and/or its U.K. affiliate, Sanford C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and pay commissions for such transactions during the Fund's fiscal year. The Adviser represented that SCB's profitability from any business conducted with the Fund would be comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Adviser's clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE
The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are

17 The fee disclosed is net of any waivers or any other expense offset arrangement with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder's account to the transfer agent's account and then from the transfer agent's account to the Fund's account.

48 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND


being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent a fund's assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.
With assets under management of $635 billion as of April 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information below, which was prepared by Lipper, shows the 1, 3, 5 and 10 year performance ranking of the Fund(18) relative to its Lipper Performance Group(19) and Lipper Performance Universe(20) for the periods ended December 31, 2005:

International Growth Fund, Inc.        Group           Universe
-----------------------------------------------------------------
  1 year                                 1/6              5/51
  3 year                                 1/6              1/42
  5 year                                 1/5              1/35
 10 year                                 1/4              2/15

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)(21) versus its benchmarks:(22)

                                             Periods Ending December 31, 2005
                                                  Annualized Performance
-------------------------------------------------------------------------------
                                            1      3       5     10     Since
Fund                                      Year    Year   Year   Year  Inception
-------------------------------------------------------------------------------
International Growth Fund, Inc.           19.83   29.02  10.52  11.32   10.45
MSCI All Country World ex US Index (Net)  16.62   25.69   6.27    N/A     N/A
MSCI World ex US Index (Net)              14.47   24.32   4.92   6.22    6.33

CONCLUSION:
Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: July 17, 2006

18  The performance rankings are for the Class A shares of the Fund.

19  The Lipper Performance Group is identical to the Lipper Expense Group.

20 For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective and load type, regardless of asset size.

21  The performance returns shown are for the Class A shares of the Fund.

22 The Adviser provided Fund and benchmark performance return information for periods through December 31, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 49


THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds
-----------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

-----------------------------------------------
Blended Style Funds
-----------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

-----------------------------------------------
Growth Funds
-----------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

-----------------------------------------------
Value Funds
-----------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

-----------------------------------------------
Taxable Bond Funds
-----------------------------------------------
Global Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

-----------------------------------------------
Municipal Bond Funds
-----------------------------------------------
National               Michigan
Insured National       Minnesota
Arizona                New Jersey
California             New York
Insured California     Ohio
Florida                Pennsylvania
Massachusetts          Virginia

-----------------------------------------------
Intermediate Municipal Bond Funds
-----------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

-----------------------------------------------
Closed-End Funds
-----------------------------------------------
All-Market Advantage Fund
AllianceBernstein Income Fund*
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
AllianceBernstein Global High Income Fund*

-----------------------------------------------
Retirement Strategies Funds
-----------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

* Prior to January 26, 2007, AllianceBernstein Income Fund was named ACM Income Fund and AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund II.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

50 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND


NOTES

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 51


NOTES

52 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND


ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS

IG-0152-1206

ITEM 2.  CODE OF ETHICS.
Not applicable when filing a semi-annual report to shareholders.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable when filing a semi-annual report to shareholders.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable when filing a semi-annual report to shareholders.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.
Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable to the registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.  DESCRIPTION OF EXHIBIT

12 (b) (1)   Certification of Principal Executive Officer Pursuant to
             Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)   Certification of Principal Financial Officer Pursuant to
             Section 302 of the Sarbanes-Oxley Act of 2002

12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the
             Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein International Growth Fund, Inc.

By:  /s/ Marc O. Mayer
     -----------------
     Marc O. Mayer
     President

Date:  February 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Marc O. Mayer
     -----------------
     Marc O. Mayer
     President

Date:   February 28, 2007

By:  /s/ Joseph J. Mantineo
     ----------------------
     Joseph J. Mantineo
     Treasurer and Chief Financial Officer

Date:  February 28, 2007